UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: July 23, 2018

ROSEHILL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47-5500436
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300

Houston, Texas 77084

(Address of principal executive offices)

(281) 675-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Global Amendment to Outstanding Awards under the Rosehill Resources Inc. Long-Term Incentive Plan

Effective July 23, 2018, all outstanding equity-based awards previously granted to the executive officers and employees of Rosehill Resources Inc. (the “Company”) under the Amended and Restated Rosehill Resources Inc. Long-Term Incentive Plan (the “Plan”) were amended pursuant to a global amendment (the “Amendment”). A copy of the Plan, as amended and restated and approved by a majority of the Company’s stockholders, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. With respect to the outstanding equity-based awards under the Plan held by our named executive officers, the Amendment provides for full accelerated vesting (determined based on target performance for awards subject to a performance requirement other than continued employment or service) of such awards if: (i) the employment of the applicable named executive officer is terminated by the Company without “cause” or the named executive officer resigns for “good reason” (each quoted term as defined in the applicable award agreement), in each case, within the 24-month period following the consummation of a Change in Control (as defined in the Plan and the Amendment), (ii) such awards are not assumed, exchanged, substituted or otherwise continued in connection with or immediately following the consummation of a Change in Control, or (iii) the employment of the applicable named executive officer is terminated due to such named executive officer’s death or “disability” (as defined in the Amendment).

The preceding discussion of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Rosehill Resources Inc. Long-Term Incentive Plan.

10.2	Global Amendment to Outstanding Awards under the Rosehill Resources Inc. Long-Term Incentive Plan, effective as of July 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2018

ROSEHILL RESOURCES INC.

By:	/s/ R. Craig Owen
Name: R. Craig Owen
Title: Chief Financial Officer